SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):      September 22, 2003

Universal Access Global Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-28559
(Commission File Number)

36-4408076
(IRS Employer Identification Number)

233 South Wacker Drive, Suite 600, Chicago, Illinois 60606
(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 660-5000

Item 5.	Other Events and Regulation FD Disclosure.

Scott D. Fehlan, General Counsel and Secretary of Universal Access Global Holdings Inc. (the “Company”), has announced that he will be leaving the Company effective September 30, 2003.

Annette V. Erdmann, interim Chief Information Officer of the Company, has announced that she will be leaving the Company effective September 30, 2003.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2003
UNIVERSAL ACCESS GLOBAL HOLDINGS INC.

By:	/S/ Randall R. Lay
Randall R. Lay
Chief Executive Officer